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PFS FUNDS

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PFS Funds

Castle Tandem Fund

1939 Friendship Drive, Suite C

El Cajoin, CA 92020

October [ ], 2025

Dear Shareholder:

A Special Meeting of the Shareholders of the Castle Tandem Fund (the “Fund”), a portfolio series of the PFS Funds (the “Trust”), will be held on November __, 2025 at Mutual Shareholder Services, LLC, 800 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147 at 1:00 p.m., Eastern Time for the following purpose:

1.	To approve a new investment management agreement between the Trust, on behalf of the Fund and Tandem Investment Advisors, Inc. (“Tandem”), the Fund’s current investment sub-adviser.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Currently, Castle Investment Management, LLC (“Castle”) serves as the Fund’s investment adviser and Tandem serves as the investment sub-adviser making the day-to-day investment portfolio decisions and administering the Fund’s investment program. Castle has informed the Trust’s board of trustees (the “Board”) that for internal business reasons, it no longer desires to continue to serve as investment adviser to the Fund on a long-term basis and recommended that the Board select and recommend Tandem as the Fund’s new investment adviser.

After consideration of several options (as discussed further in the proxy statement), the Board determined that Tandem, the Fund’s current investment sub-adviser, is the best candidate to serve as the Fund’s investment adviser. Importantly, the Fund’s day-to-day investment decisions and investment strategies will not change and the Fund’s current portfolio managers at Tandem will continue to serve as the Fund’s portfolio managers. There would not be a sub-adviser in the new investment advisory structure.

The Board believes that having Tandem serve as the investment adviser should make the Fund more attractive in terms of having significantly lower overall total and net expenses, being more competitive in the marketplace, and providing for consistent and stable portfolio management for the Fund. Tandem has proposed an investment management fee at an annual rate of 0.75% of the average daily net assets as compared to the current rate of 1.00% of the average daily net assets and an overall net fee that is expected to be significantly less (0.66% vs 1.01%) than the current overall net fee. Accordingly, the Board has approved Tandem as the new investment adviser subject to shareholder approval and, therefore, is putting forth this proposal for your consideration and approval.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important and you are, therefore, strongly encouraged to return a proxy card.

If your shares are held in street name, only your bank or broker can vote your shares and generally only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

James D. Craft

President

PFS Funds

Castle Tandem Fund

1939 Friendship Drive, Suite C

El Cajon, CA 92020

October [ ], 2025

Important Notice Regarding Availability of Proxy Materials for the

Shareholder Meeting to be held on November __, 2025

This Proxy Statement is Available online at the Following Website:

http:// www._______.com/_____.pdf

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of the Castle Tandem Fund (the “Fund”):

Notice is hereby given that a special meeting of the sheptareholders of the Fund (the “Special Meeting”), a portfolio series of the PFS Funds (the “Trust”), will be held on November __, 2025 at Mutual Shareholder Services, LLC, 800 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147 at 1:00 p.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To approve a new investment management agreement between the Trust, on behalf of the Fund, and Tandem Investment Advisors, Inc.;

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees (the “Board”) of the Trust recommends that you vote FOR Proposal 1. Described in this Proxy Statement. The Board has set the close of business on September 17, 2025, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http:// www._______.com/_____.pdf. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-800-XXX-XXXX.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

 By order of the Board of Trustees of the Trust,

Sincerely,

James D. Craft

President

October [ ], 2025

PROXY STATEMENT

PFS Funds

Castle Tandem Fund

1939 Friendship Drive, Suite C

El Cajon, CA 92020

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of the PFS Funds (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) of the Castle Tandem Fund (the “Fund”) to be held on November __, 2025 at Mutual Shareholder Services, LLC, 800 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147 at 1:00 p.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on September __, 2025 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately October __, 2025.

The Trustees recommend that you vote:

1.	For the new investment management agreement between the Trust, on behalf of the Fund, and Tandem Investment Advisors, Inc.

2.	To transact such other business as may properly come before the Special Meeting any postponement or adjournment thereof.

Each whole share of the class of the Fund is entitled to one vote as to any matter on which it is entitled to vote and each fractional share of each class is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR each Proposal.

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INTRODUCTION AND BACKGROUND

____________________________________________________________

The Board of Trustees (the “Board”) of the PFS Funds (the “Trust”) has approved and recommends that shareholders approve a new Investment Management Agreement between the Trust, on behalf of the Castle Tandem Fund (the “Fund”) and Tandem Investment Advisors, Inc. (“Tandem”) (“Tandem Management Agreement”), the Fund’s current investment sub-adviser. Approval of the Proposal would appoint Tandem as the new investment adviser (see Proposal 1 below) for the Fund.

The current investment adviser to the Fund, Castle Investment Management, LLC (“Castle”), informed the Board that for internal business reasons, it no longer desires to continue to serve as investment adviser to the Fund on a long-term basis. Castle and Tandem have agreed to a transaction in which Castle will be compensated by Tandem for transferring certain aspects of its registered investment advisory business to Tandem. Castle has recommended to the Board that it select Tandem, the Fund’s current investment sub-adviser, to serve as the new investment adviser.

As discussed in more detail in the section titled “Board Considerations of the New Tandem Management Agreement” later in this Proxy Statement, the Board considered several options, including selecting Tandem as the new investment adviser, finding other investment advisers and liquidation of the Fund, After discussions with Castle and the Fund’s other service providers, the Board determined that Tandem is the best candidate to serve as the Fund’s investment adviser and concluded that retaining Tandem to be the new investment adviser would be in the Fund’s and shareholders’ best interest.

The Board believes that having Tandem as the investment adviser should make the Fund more attractive based on having significantly lower investment management fee and net expenses, being more competitive in the marketplace, and providing for consistent and stable portfolio management for the Fund. Tandem has proposed an investment management fee at an annual rate of 0.75% of the average daily net assets as compared to the current rate of 1.00% of the average daily net assets and an overall net fee that is expected to be significantly less (0.66% vs 1.01%) than the current overall net fee. Importantly, the day-to-day investment decisions and investment strategies under Tandem will not change and the Fund’s current portfolio managers at Tandem will continue to serve as the Fund’s portfolio managers. There would not be a sub-adviser in the new structure.

Following approval by shareholders of the Tandem Management Agreement and the implementation of Tandem as the new investment adviser, the Trust would terminate the current investment management agreement with Castle and the current investment sub-advisory agreement with Tandem.

NOTE: If Proposal 1 is not approved by shareholders, the Trustees would consider other options for the Fund, including seeking another investment adviser or possibly liquidation and winding down the affairs of the Fund. Liquidation of the Fund may result in a taxable event for shareholders depending on shareholders’ individual circumstances.

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PROPOSAL 1

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APPROVAL OF A NEW TANDEM INVESTMENT MANAGEMENT AGREEMENT

The new Tandem Investment Management agreement is being submitted to shareholders for approval as required by the Investment Company Act of 1940, as amended (the “1940 Act”). The information provided in this section is designed to allow you to understand the new proposed advisory arrangement, as well as to compare the proposed arrangement to the current arrangement with the current investment adviser and investment sub-adviser. There would not be an investment sub-adviser under the new proposed advisory arrangement.

Current Investment Adviser & Sub-Adviser

Until approval by shareholders and implementation of Tandem as the new investment adviser, Castle Investment Management, LLC (“Castle”) will continue to serve as the Fund’s investment adviser pursuant to the current investment management agreement between Castle and the Trust, on behalf of the Fund, (the “Castle Management Agreement”). Castle is located at 277 S. Washington Street, Suite 210, #11161, Alexandria, Virginia 22314. The current Castle Management Agreement is dated March 14, 2019 and was last submitted to shareholders for approval on March 14, 2019.

Under the terms of the Castle Management Agreement, Castle manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board. Under both the Castle Management Agreement and the new proposed Tandem Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, Tandem will receive an annual investment management fee of 0.75% of the average daily net assets of the Fund. For its services as the current investment adviser, Castle receives an annual investment management fee of 1.00% of the average daily net assets of the Fund. For the fiscal year ended June 30, 2025, the Castle earned management fees of $316,202.

Current Sub-Adviser

The new proposed investment adviser, Tandem Investment Advisors, Inc. (“Tandem”) currently serves as the sub-adviser of the Fund. As the current sub-adviser, Tandem makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment program. Tandem also provides the Fund’s current portfolio managers (identified further below) who manage the Fund on a day-to-day basis. The current portfolio managers are expected to continue in their portfolio manager roles with Tandem.

Tandem was organized in 1990 and its address is 145 King Street, Suite 400, Charleston, South Carolina 29401. Tandem is currently paid for its services as investment sub-adviser to the Fund by Castle, the Fund’s investment adviser, not the Fund.

New Proposed Investment Adviser

As discussed above, Tandem, the Fund’s new proposed investment adviser, currently serves as the sub-adviser of the Fund. As the new Investment Adviser, in addition to continuing to provide day-to-day investment decisions and continuously reviewing, supervising and administering the Fund's investment program, Tandem also would assume the advisory functions currently performed by Castle, including managing the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board. Following discussions with Castle, including Castle’s recommendation that Tandem be selected as the new investment adviser, the Board believes that Tandem has the resources and capabilities to successfully perform both duties as the new investment adviser of the Fund. Under the proposed Management Agreement, Tandem has proposed to receive a significantly lower

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annual investment management fee of 0.75% of the average daily net assets of the Fund. At this time, Tandem does not advise any other registered investment companies.

The current portfolio managers of the Fund are identified below. Each individual is employed by Tandem and is expected to continue in his portfolio manager role with Tandem.

Name and Address	Principal Occupation
John B. Carew	Founder, Chief Executive Officer, President and Portfolio Manager
William “Billy” L Little, jr. CFA	Co-Chief Investment Officer, Senior Vice President and Portfolio Manager
Benjamin “Ben” G. Carew, CFA	Co-Chief Investment Officer,Vice President and Portfolio Manager
Jordan Watson, CFA, CMT	Managing Director, Associate Portolio Manager

John B. Carew

President & Founder

John Carew is a shareholder, President, and Portfolio Manager for Tandem. After beginning his career in 1985 with Thomson McKinnon Securities, Inc., Mr. Carew founded Tandem in 1990. Mr. Carew is a frequent guest speaker on topics including dividend growth strategies, low volatility equity investing, and general market history and overview. Mr. Carew is a past National Board Member and Regional Board Chair for Recording for the Blind & Dyslexic (now Learning Ally), a non-profit organization dedicated to providing access to the written word. Mr. Carew is a graduate of the University of Virginia with a Bachelor of Arts in Economics.

William “Billy” L. Little, Jr., CFA

Senior Vice President

Billy Little is a shareholder, Senior Vice President, and Portfolio Manager for Tandem. Mr. Little began his career in the investment industry in 2004, as a Financial Advisor with Ameriprise Financial in Baltimore, Maryland. Mr. Little joined Tandem in 2006. Mr. Little oversees Tandem’s corporate financials, including business planning, budgeting, and vendor negotiations. Mr. Little also directs Tandem’s quantitative and fundamental research. He is a regular member of the CFA Institute and past President of the CFA Society South Carolina. Mr. Little graduated from the College of Charleston with a Bachelor of Arts in Business Administration with a concentration in Finance.

Benjamin “Ben” G. Carew, CFA

Vice President

Ben Carew is a shareholder, Vice President, and Portfolio Manager for Tandem. Mr. Carew joined Tandem in 2013. Mr. Carew manages Tandem’s trading desk, overseeing day-to-day investment operations, including trading, quantitative and fundamental research, and portfolio management. Mr. Carew also oversees Tandem’s internship program. Mr. Carew is a regular member of the CFA Institute and the CFA Society South Carolina. Mr. Carew currently serves as the Vice Chair for College of Charleston’s School of Business Investment Program, a student program seeking to provide the opportunity for a select group of students to distinguish themselves academically, professionally, and personally. Mr. Carew is a graduate of the College of Charleston’s School of Business, earning a Bachelor of Arts in Economics with a minor in Finance.

Jordan Watson, CFA

Associate Portfolio Manager

Jordan Watson is an Associate Portfolio Manager for Tandem. Mr. Watson joined Tandem in 2019. His duties include conducting quantitative and fundamental research, as well as portfolio management. In addition,

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Mr. Watson assists in overseeing Tandem’s internship program. Mr. Watson is a regular member of the CFA Institute and the CFA Society South Carolina. Mr. Watson is a graduate of the College of Charleston’s School of Business, earning a Bachelor of Science in Finance with a minor in Real Estate.

Services Agreement

Similar to the Services Agreement currently in place with Castle, Tandem will enter into a Services Agreement with the Trust, on behalf of the Fund, pursuant to which Tandem will provide services and also assume and pay all ordinary expenses of the Fund, except that the Fund will pay all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), underlying fund fees and expenses, and extraordinary or non-recurring expenses. Under the Services Agreement, Tandem will receive an annual Services Agreement fee of 0.20% of the average daily net assets of the Fund. It is possible that Tandem may earn a profit from the services it provides under the Services Agreement. The Fund may also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

For the fiscal year ended June 30, 2025, Castle earned service fees, before the waiver described below, of $185,793. Effective April 10, 2025, Castle contractually agreed to waive Services Agreement fees by 0.58% of its average daily net assets through October 31, 2026. The Services Agreement fee waiver will automatically terminate on October 31, 2026 unless it is renewed by Castle. Castle may not terminate the fee waiver before October 31, 2026. The waiver may be terminated by the Board of Trustees which the Board is expected to do once Tandem assumes the investment advisory responsibilities. For its services Castle received services fees, after waivers, of 0.14% of the average daily net assets of the Fund for the fiscal year ended June 30, 2025.

In connection with becoming the new Investment Adviser, Tandem also has contractually agreed to waive its investment advisory and service fees by a combined 0.30% of its average daily net assets through December 31, 2026. The fee waiver will automatically terminate on Decembrer 31, 2026 unless it is renewed by Tandem. Tandem may not terminate the fee waiver before December 31, 2026. The waiver may be terminated by the Board.

Tandem, as the investment adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Under this Services Agreement, the services fees may cover shareholder servicing and sub-transfer agent fees and expenses. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, these services will not be taken into consideration.

If the Fund’s shareholders approve the new Tandem Management Agreement, it is expected that the Tandem Management Agreement would become effective on or about November 11, 2025 subject to any adjournments of the Special Meeting.

Fund Name Change to Tandem Fund

The Board also determined to change the name of the Fund to “Tandem Fund” when Tandem assumes its new investment advisory duties.

Board Considerations of the New Tandem Management Agreement

At a meeting held on September 11, 2025, the Board reviewed and discussed the approval of the new Tandem Management Agreement between the Trust and Tandem. At the meeting, legal counsel to the Trust (“Counsel”) noted that the 1940 Act requires the approval of this type of agreement between the Trust and Tandem by a majority of the Independent Trustees.

The Board first discussed several options for the Fund, including liquidation of the Fund, retaining

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Tandem as the new investment adviser and finding a different investment adviser to serve as the new investment adviser. The Board considered that Castle and Tandem have agreed to a transaction in which Castle will be compensated by Tandem for transferring certain aspects of its registered investment advisory business to Tandem.

The Board noted Castle’s recommendation that Tandem be selected as the new investment adviser and that the majority of shareholders in the Fund are familiar with Tandem’s investment philosophy and approach. Castle also noted that Tandem’s approach has been followed consistently by Tandem since the inception of the Fund. The Board further noted Castle’s assertion that existing shareholders in the Fund have affirmatively chosen to stay in the Fund that follows Tandem’s investment approach. Castle noted that for those reasons, Castle does not believe that liquidation of the Fund, or the selection of another third party adviser, is in the best interest of the Fund’s shareholders.

The Board also noted that liquidation of the Fund would result in a taxable event for shareholders. The Board considered Tandem’s expressed interest in becoming the investment adviser, Tandem’s plans for increasing the marketing and distribution efforts of the Fund to increase the assets of the Fund and the continuity of portfolio management Tandem would provide the Fund. As a result, the Trustees determined it would be better to allow shareholders make the decision as to whether they desired to remain shareholders in the Fund or redeem their shares based on their individual financial circumstances.

The Board also considered whether finding a new adviser was the preferred option. The Board discussed the challenges in the current market environment that were likely to arise in finding a new investment adviser for a smaller Fund in which the mutual fund industry is less favored than ETFs. More importantly, the Board noted that a new adviser would present uncertainty in its ability to implement the strategy that existing shareholders have affirmatively chosen in staying as investors in the Fund. Furthermore, the Board noted that in light of Tandem’s expressed desire to remain with the Fund as the sole investment adviser, Castle’s recommendation for Tandem as the new investment adviser rather than finding a third party investment adviser, Tandem’s proposed management fee and fee waiver structure which is significantly lower than the current fee structure, and further discussions with Tandem representatives and the Fund’s other service providers, the Board determined that Tandem would be the best candidate as the new investment adviser.

The Board reflected on its discussions regarding the proposed new Tandem Management Agreement, the proposed fee waiver arrangements and the anticipated manner in which the Fund would be managed with representatives of Tandem. Counsel referred to the materials that had been provided in connection with the approval of the Tandem Management Agreement for the Fund, and Counsel reviewed the types of information and factors that the Board should consider in order to make an informed decision regarding the approval of the New Management Agreement.

Approval of New Tandem Management Agreement for the Castle Tandem Fund

In approving the new Tandem Management Agreement, the Board considered and evaluated the following factors: (i) the nature, extent, and quality of the services expected to be provided by Tandem to the Fund; (ii) the investment performance of the Fund and Tandem as the sub-adviser; (iii) the cost of the services expected to be provided and the profits expected to be realized by Tandem and its respective affiliates (if any) from the relationship with the Fund; (iv) the extent to which economies of scale maybe realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of its shareholders; and (v) Tandem’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished throughout the year at regular Board meetings by Tandem in its capacity as the investment sub-adviser, as well as information specifically prepared or presented in connection with the approval of the new Tandem Investment Management Agreement. The Board reflected on the presentation by representatives of Tandem at the Meeting. The Board requested and was provided with information and reports relevant to the approval of the new Tandem Management Agreement, including: (i) reports regarding the services and support to be provided to the

6

Fund and its shareholders by Tandem; (ii) assessments of the investment performance of the Fund; (iii) commentary on the reasons for the performance; (iv) presentations addressing Tandem’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund and Tandem; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of Tandem; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the new Tandem Management Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Tandem, including financial information, a description of personnel and the services to be provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (iii) benefits to be realized by Tandem from its relationship with the Fund. The Board did not identify any information that was most relevant to its consideration to approve the Tandem Management Agreement, and each Trustee may have afforded different weight to the various factors.

1.       Nature, Extent, and Quality of the Services To Be Provided by Tandem

In considering the nature, extent, and quality of the services to be provided by Tandem, the Trustees reviewed the responsibilities of Tandem under the new Tandem Management Agreement. The Trustees reviewed the services to be provided by Tandem including, without limitation: the quality of Tandem’s investment sub-advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies and limitations, and regulatory requirements. The Trustees reflected on their discussions with representatives from Tandem throughout the past year and at the Meeting. The Trustees considered and discussed with Tandem representatives the differences in services as the investment adviser as compared to being only the investment sub-adviser, including the coordination of services for the Fund among Tandem and the service providers and Tandem’s interactions with the Independent Trustees; and the efforts of Tandem to promote the Fund and grow its assets. The Trustees noted Tandem’s continuity of, and commitment to retain, qualified personnel and to maintain and enhance its resources and systems and the continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees evaluated Tandem’s personnel, including the education and experience of their key personnel. After reviewing the foregoing information and further information in the materials provided by Tandem, the Board concluded that, considering all the facts and circumstances, the nature, extent, and quality of the services expected to be provided by Tandem were satisfactory and adequate for the Fund.

2.       Investment Performance of the Fund, and Tandem

In considering the investment performance of the Fund and Tandem as the investment sub-adviser, the Trustees compared the performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. As to the performance of the Fund, the Board was provided with a report that included information regarding the performance of the Fund compared to the Fund’s Morningstar category of US Large Blend Funds (the “Category”). The Trustees noted that for the 1-year period ended June 30, 2025, the Fund underperformed its benchmark, the S&P 500, and outperformed the average of the Category. The Trustees noted that for the 3- and 5-year periods ended June 30, 2025, the Fund underperformed its benchmark, the S&P 500, and the average of the Category. After reviewing and discussing the investment performance of the Fund further, and Tandem’s experience managing the Fund as the sub-adviser, Tandem’s historical investment performance, and other relevant factors, the Board concluded, considering all the facts and circumstances, that the investment performance of the Fund and Tandem was satisfactory, but noted that it would continue to monitor the Fund’s performance, in particular with Tandem becoming the sole investment adviser.

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3.	Costs of the Services to be Provided and Profits to be Realized by Tandem

In considering the costs of the services to be provided and profits expected to be realized by Tandem from the relationship with the Fund as the investment adviser, the Trustees considered: (1) Tandem’s financial condition and the level of commitment to the Fund by the principals of Tandem; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of the proposed advisory fee payments. The Trustees reviewed the information provided by Tandem regarding its respective estimated profits associated with managing the Fund and noted Tandem’s statement that its overall profitability from managing the Fund was expected to be between 0% and 5% in the first year as investment adviser when taking into account the advisory and service agreement fee waivers. The Trustees also considered potential benefits for Tandem in managing the Fund. The Trustees then compared the expected fees and expenses of the Fund (including the proposed lower management fee) to other comparable mutual funds. The Trustees reviewed the proposed fee under the new Management Agreement compared to the Fund’s Morningstar category of US Large Blend Funds (the “Category”) and to a group of funds of similar size, style, and objective, derived from the Category with assets ranging from $15 million to $50 million (the “Peer Group”), noting that the proposed management fee was above the Category and Peer Group averages, but was within the range of management fees of the Category and Peer Group. The Trustees also noted the expected net expense ratio was below the Category and Peer Group averages. The Trustees considered the fees to be charged by Tandem relative to the fees it charged to its other managed accounts, noting that the fees charged to the Fund were within the range of management fees charged to their other managed accounts. The Trustees recognized that Tandem had indicated its intention to continue a similar fee waiver arrangement that was in place with Castle with the Fund for another annual period at a significantly lower overall fee rate. The Trustees also considered that under the proposed contractual arrangements with Tandem, it was required to pay most of the Fund’s operating expenses out of its assets. Based on the foregoing, the Board concluded that the proposed fees to be paid to Tandem and the profits to be realized, if any, by Tandem, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services to be provided by Tandem.

4.       Economies of Scale

The Trustees next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels will reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the proposed management fee will remain the same at all asset levels, the Fund’s shareholders will experience benefits from the fact that Tandem is obligated to pay certain of the Fund’s operating expenses under a Services Agreement with the Fund, which has the effect of limiting the overall fees paid by the Fund. The Trustees also recognized, as noted above, that Tandem has indicated its intention to continue the waiver of a portion of its fees at an even lower overall fee rate than is currently in place with the current adviser for an additional annual period. The Trustees also noted that the proposed contractual arrangements with the Trust required that Tandem effectively cap the expenses of the Fund. In light of its ongoing consideration of the Fund’s current asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s proposed fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services to be provided by Tandem.

5.       Possible Conflicts of Interest and Benefits to Tandem

In considering Tandem’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Tandem’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to Tandem’s potential conflicts of interest. The Trustees considered Tandem’s compliance with such things as personal trading, brokerage and portfolio transactions, and trade allocations among clients. The Trustees noted that Tandem does not utilize soft dollars. The Trustees discussed the potential benefit of additional public exposure of Tandem based on marketing that Tandem has indicated it plans to do for the Fund. No other potential benefits

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(other than the management and service fees to be paid to Tandem) were identified by the Trustees. Based on the foregoing, the Board determined that Tandem’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

The Independent Trustees met in executive session with Counsel at the end of the Meeting to discuss the approval of the new Tandem Management Agreement without the presence of the officers of the Trust and others.

After further review, discussion, and determination that the best interests of the Fund’s shareholders were served by the approval of the new Tandem Management Agreement, the Trustees, including a majority of the Independent Trustees, approved the Tandem Management Agreement and recommended that shareholders approve the Tandem Management Agreement.

Current and Proposed Fees and Expenses

The table below shows the significantly lower fees and expenses of the Fund that are estimated if Tandem becomes the new investment adviser following the approval by shareholders of the Tandem Management Agreement. The second colum titled “Current” shows the current fees and expenses of the Fund as shown in the Fund’s current prospectus. The third column shows the significantly lower proposed fees and expenses of the Fund under the new Tandem Management Agreement. The table below is intended to allow you to make a comparison of the estimated savings with the new Tandem Management Agreement.

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Current	Proposed

Redemption Fees	None	None

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment)

Management Fees	1.00%	0.75%
Distribution 12b-1 Fees	0.00%	0.00%
Other Expenses	0.58%	0.20%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.59%	0.96%
Fee Waiver	(0.58%)(a)	(0.30%)(b)
Total Annual Fund Operating Expenses After Waiver	1.01%	0.66%

(a)	Under the Services Agreement, Castle receives an additional fee of 0.58% per annum and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses. Effective April 10, 2025, Castle contractually agreed to waive Services Agreement fees by 0.58% of its average daily net assets through October 31, 2026. The Services Agreement fee waiver will automatically terminate on October 31, 2026 unless it is renewed by Castle. Castle may not terminate the fee
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waiver before October 31, 2026. The waiver may be terminated by the Board of Trustees.

(b)	Under the Services Agreement Tandem will receive an additional fee of 0.20% per annum and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses. Effective November 11, 2025, Tandem has contractually agreed to waive its fees by 0.30% of its average daily net assets through December 31, 2026. The fee waiver will automatically terminate on December 31, 2026 unless it is renewed by Tandem. Tandem may not terminate the fee waiver before December 31, 2026. The waiver may be terminated by the Board of Trustees.

Section 15(f) of the 1940 Act

Section 15(f) was added to the 1940 Act to provide a safe harbor permitting an adviser to sell its advisory position provided that certain procedural protections are followed. Section 15(f) 1940 Act provides that when a change of control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith only if two conditions are satisfied. First, an “unfair burden” must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Tandem and Castle transaction.

The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the Board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The Board meets this requirement and will continue to meet it for the required period.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED NEW TANDEM INVESTMENT ADVISORY AGREEMENT.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Required Vote.  Approval of the proposal requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposals.

Quorum.  The presence in person or by proxy of the holders of record of 40 percent (40%) of the total shares of the Fund issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. If a quorum is not present at the Special Meeting, or if other matters arise requiring

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shareholder attention, the persons named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. However, since such shares are not voted in favor of a Proposal, they have the effect as counting AGAINST the proposal.

Other Business.  The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies.  If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address:  8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be considered at this Special Meeting must be received by the Trust within a reasonable period of time, as determined by the officers of the Trust. The Board’s designated chairman for the Special Meeting shall make any determinations as to whether such proposals have been received within a reasonable period of time.

Adjournment.  In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.  Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports.  The most recent annual and semi-annual reports to shareholders of the Fund (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1-877-743-7829 or write to us at Premier Fund Solutions, Inc., 1939 Friendship Drive, Suite C, El Cajon, CA 92020.

Proxy Solicitation Costs.  The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by Tandem, and not the Fund. The estimated cost of solicitation is approximately $33,000 to $40,000.

Tandem may engage Broadridge Financial Solutions, Inc. to provide certain shareholder meeting services, including vote solicitation and tabulation. In addition to the use of mail, a phone campaign may be utilized as necessary as part of the solicitation services. By voting immediately, you can help avoid the additional expense of a second proxy solicitation. Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or multiple Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: Premier Fund Solutions, Inc., 1939 Friendship Drive, Suite C, El Cajon, CA 92020.

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Outstanding Shares. The shares outstanding of the Fund as of the record date of [ ], 2025 were: [ ].

Beneficial Ownership. Appendix B sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a Fund.

OTHER SERVICE PROVIDERS TO THE FUND

Administrator. Premier Fund Solutions, Inc., 1939 Friendship Drive, Suite C, El Cajon, CA 92020 provides administration services.

Transfer Agent. Mutual Shareholder Services, LLC located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147 serves as the Trust’s transfer agent and accounting services.

Distributor. Arbor Court Capital, LLC located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147 serves as principal underwriter and acts as the distributor.

Custodian Services. The Huntington National Bank, located at 41 South High Street, Columbus, Ohio 43287.

Legal Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm. Cohen & Copany, Ltd., 8101 East Prentice Ave., Suite 750, Greenwood Village, CO 80111, services as accounting firm to the Trust and the Fund.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

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APPENDIX A

MANAGEMENT AGREEMENT
tandem fund

TO: Tandem Investment Advisors, Inc.

145 King Street, Suite 400

Charleston, SC 29401

Dear Sirs:

The PFS Funds (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company. You have been selected to act as the sole investment manager of the Tandem Fund (the “Fund”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.	ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.

2.	USE OF SUB-ADVISERS

Any of your duties, responsibilities and obligations specified in Section 1 and throughout the remainder of this Agreement with respect to the Fund may be delegated by you, at your expense, to an appropriate party (a “sub-adviser”), subject to such approval by the Board and shareholders of the applicable Fund to the extent required by the 1940 Act. You shall oversee the performance of delegated duties by any sub-adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such sub-adviser. The retention of a sub-adviser by you pursuant to this Section 2 shall in no way reduce your responsibilities and obligations under this Agreement and that you shall be responsible to the Trust for all acts or omissions of any sub-adviser party in connection with the performance of your duties under this Agreement. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on you, you shall take measures through your contract with, or your oversight of, the sub-adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the sub-adviser.

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3.	ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation of any sub-adviser retained pursuant to paragraph 2 above and the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your corporation or limited liability company and will make available, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Fund.

The Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator (including fees and expenses payable to you under the Services Agreement between you and the Trust), accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to a plan adopted under Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you. The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.	COMPENSATION OF THE ADVISER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at an annual rate of 0.75% of the average value of the daily net assets of the Fund.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

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5.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the sub-adviser), subject to review of this selection by the Board of Trustees from time to time. You (or the sub-adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you (or the sub-adviser) are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You (or any sub-adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you (or the sub-adviser) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You (or the sub-adviser) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing the Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your (or any sub-adviser’s) overall responsibilities with respect to the Fund and to accounts over which you (or any sub-adviser) exercise investment discretion. The Fund and you (and any sub-adviser) understand and acknowledge that, although the information may be useful to the Fund and you (and any sub-adviser), it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

Subject to the provisions of the Act, and other applicable law, you (or any sub-adviser), any of your (and any sub-adviser’s) affiliates or any affiliates of your (or any sub-adviser’s) affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you (or any sub-adviser) give any advice to your clients (or clients of any sub-adviser) concerning the shares of the Fund, you (or any sub-adviser) will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6.	PROXY VOTING

You will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement.

7.	CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

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8.	SERVICES NOT EXCLUSIVE/USE OF NAME

Your (and any sub-adviser’s) services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you (or any sub-adviser) may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

The Trust and you acknowledge that all rights to the name “Tandem Fund” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “Tandem Fund” shall automatically cease on the ninetieth day following the termination of this Agreement. You may also withdraw the right to the name during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name “Tandem Fund” in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

9.	LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.	DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date of execution and shall continue in effect for a period of two years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. If a Fund is added after the date of this Agreement, this Agreement shall become effective with respect to that Fund upon execution and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

This Agreement may, on sixty (60) days' written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment

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11.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “PFS Funds” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the applicable Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Massachusetts.

13.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all records that you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request. You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.	QUESTIONS OF INTERPRETATION
(a)	This Agreement shall be governed by the laws of the State of Massachusetts.
(b)	For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.
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(c)	Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.
16.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1939 Friendship Drive, Suite C, El Cajon, California 92020 and the address of the Adviser is 145 King Street, Suite 400, Charleston, SC 29401.

17.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18.	CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

19.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he or she has the full power and authority to sign this Agreement on behalf of the party indicated, and that his or her signature will operate to bind the party indicated to the foregoing terms.

20.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

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Yours very truly,

PFS Funds

Dated: as of ___________, 2025 By:

Print Name:

Title:

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

Tandem Investment Advisors, Inc.

Dated: as of ___________, 2025 By:

Print Name:

Title:

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APPENDIX B

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of the Fund as of [ ], 2025. As a group, the Trustees and Officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date, [ ], 2025.

NAME & ADDRESS
FUND NAME	(AMOUNT AND PERCENT OWNERSHIP)

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

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CASTLE TANDEM FUND

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Special Meeting to be held on __/__/**25 at 01:00 P.M. EST**

Make your vote count.

*Vote must be received by __/__/***2025** *to be counted.*

→ **0123 4567 8202 1239**

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

CASTLE TANDEM FUND

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

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The Board recommends you vote FOR the following proposal(s):1

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

0123 4567 8202 1239
71709W765 *****ACCOUNT S22161-01S GS2

0003180825_1 R2.09.05.010 U98967